Changes in organization and disposals - Transfers of shared services functions to UBS Business Solutions AG (Narrative) (Detail) - UBS AG - Effects due to transfers of shared services functions
SFr in Millions
12 Months Ended
Dec. 31, 2017 CHF (SFr)
Disclosure Of Transfers Of Shared Services Functions [Line Items]
Reduction in net assets and share premium within equity attributable to shareholders	SFr (307)
Reduction of net assets	819
Increase (decrease) in operating profit before tax	(200)
Net increases in Other income	200
Net increases in General and administrative expenses	1,700
Net decreases in Personnel expenses	(1,200)
Net decreases in Depreciation and impairment of propety, equipment and software	SFr (100)